KINGSTONE

Presentation to New York State Society of Security Analysts

March 21, 2016

Barry Goldstein-Chief Executive Officer



Forward Looking Statements

This document contains forward-looking statements and management may make additional forward looking statements in response to your questions. Forward-looking statements include statements regarding the intent, belief or current expectations of the Company and its management about the Company's business, financial condition and results of operations, among other factors. In some cases you can identify these statements by forward-looking words such as "may," "might," "will," "will likely result," "should," "anticipates," "expects," "intends," "plans," "seeks," "estimates," "potential," "continue," "believes" and similar expressions, although some forward-looking statements are expressed differently. These forward-looking statements are based on the Company's current expectations and assumptions that are subject to risks and uncertainties that may cause its actual results, performance, or achievements to differ materially from any expected future results, performance, or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to the level of demand for the Company's coverage and the incidence of catastrophic events related to its coverage; the Company's ability to grow and remain profitable in the competitive insurance industry; its ability to access additional capital; its ability to attract and retain qualified personnel; changes in general economic, business and industry conditions; and legal, regulatory, and tax developments.

There is no assurance that the Company's expectations will be realized. If one or more of these risks or uncertainties materialize, or if the Company's underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated, or projected. Such risks and uncertainties also include those set forth under "Risk Factors" in the Registration Statement. The Company's forward-looking statements speak only as of the time that they are made and do not necessarily reflect the Company's outlook at any other point in time. Except as required by law or regulation, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or for any other reason.

Also, the discussions during this conference call will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in the Company's press release dated March 17, 2016 that is posted on the Company's web site at http://www.kingstonecompanies.com/pressreleases.asp. Any non-U.S. GAAP financial measures presented should not be viewed as substitutes for financial measures required by U.S. GAAP, have no standardized meaning prescribed by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies.

Kingstone's CEO – Barry Goldstein

- KINS Chairman and CEO for 15 years
- Kingstone Insurance Company Chairman for 10 years
- Kingstone Insurance Company CEO for 5 years
- Company's Largest Shareholder

Experienced Management Team – Aligned with Shareholders

Directors and senior management own approximately 29% of shares outstanding

Barry Goldstein	John Reiersen	Benjamin Walden	Victor Brodsky
			
Chairman, President & Chief Executive Officer	*Executive Vice President*	Senior Vice President & Chief Actuary	Chief Financial Officer
• Chairman and Chief Executive Officer since 2001 • 20 years of experience in the P&C insurance industry • Kingstone's largest shareholder	• Former CEO thru 2011 • Retired from NYS DFS as Chief Examiner after a 25 year career	• Joined Kingstone Insurance Company in 2013 • 25+ Years of Actuary Experience	• Joined Kingstone in 2007 as Chief Accounting Officer • Chief Financial Officer since 2009

Kingstone – Who are we?

- A 130 year old New York domiciled P & C carrier demutualized in 2009
- Multi-line provider of personal and commercial lines
- Focused on the needs of the smaller independent agencies
- 97% of our risks are located in NYC, Long Island and Westchester
- Flat management structure allows for us to be opportunistic and nimble
- AM Best Rated B++

SNL Rankings – New York State

	2015		2014	
	Rank	Market Share	Rank	Market Share
Homeowners	18	0.95%	23	0.76%
Commercial Multi-Peril	49	0.32%	52	0.29%
Total Property & Casualty	64	0.23%	73	0.18%

Where are we now?

Closing Price on March 18, 2016	$8.60
Market Capitalization	$63,026,000
2015 Earnings Per Share (diluted)	$ .95
Book Value per Share	$6.18
Annualized dividend and current yield	$.25 and 2.9%
Price to book	1.39 : 1
Price to trailing 12 month earnings	9.1
2015 Return on Average Common Equity	16.2%

Where are we going?

- Our goal is to be rated as "A-Excellent" by A.M. Best
- We will remain focused on writing those personal lines and main street type commercial risks needed by the smaller sized agencies
- Now growing Commercial Lines: Artisan and BOP coverages
- Increasing distribution in NYS - Hudson Valley and Capital Districts
- Now licensed in PA, NJ, CT and TX - anticipated 2017 material contribution beginning with personal lines.
- Actively seeking opportunities to purchase smaller carriers, renewal rights, etc.

All the while maintaining our core values and value propositions wherever we go!

The Kingstone Financial History-The Past Five Years

Key Financial Metrics	2011	2012	2013	2014	2015
Gross Premium Written Growth	22.5%	20.9%	22.8%	26.1%	26.3%[1]
Combined Ratio inclusive of all weather events	74.8%	93.9%	88.6%	77.1%	80.0%
Book Value per Share	$4.07	$4.24	$4.91	$5.54	$6.18
Dividends per Share	$0.06	$0.14	$0.16	$0.19	$0.21
A. M. Best Financial Strength Rating	B+	B+	B+	B+	B++

(1)Amount excludes commercial auto runoff.

Strong written premium growth averaging over 23% over past five years
Five year all-in combined ratio averaging 82.9%
One notch short of AM Best "A-" rating-our goal

Distribution and Underwriting Core Values Require:

- **Consistency**: We are consistent in servicing our agents, who are essential in sustaining our success
- **Commitment**: Larger carriers are less committed to servicing smaller sized agents (our core)
- **Respect**: We support only the independent agent network NEVER DIRECT. Agents are our partners
- **Eye For New Opportunities**: Constantly looking for new underserved market opportunities via agents



Dividend
Book Value
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.37
$4.07
$0.06
$4.24
$0.14
$4.91
$0.16
$5.54
$0.18
$6.18
$0.21
Dec 31 2010
Dec 31 2011
Dec 31 2012
Dec 31 2013
Dec 31 2014
Dec 31 2015

Following these values resulted in our achieving consistent book value growth and allows for dividend growth.

Balance Sheet Protection & Reinsurance as Capital Management Tool

- Net premium written-to-Surplus: Maintain at approximately 1.5:1
- No single after-tax loss greater than 1% of surplus
- No catastrophe loss more than 5% of surplus, net of tax
- Organic growth and acquisitions can be facilitated via the continued use of quota share reinsurance
- Kingstone views reinsurance as an important component of our capital management strategy
- We have long standing relationships with our primary reinsurers (Swiss Re and Maiden Re) and intermediary (Aon Benfield)
- Small capitalization makes share repurchase a less viable option to return capital to shareholders
- We expect to generate a steadily growing dividend

Management thinks like a shareholder because Kingstone's stock represents a significant portion of our key professionals' net worth

The Kingstone Investment Opportunity

Transformation Since Demutualization in 2009: Focused on alignment of Management, Employees and Shareholder Interests

- Management owns 29% of the company
  - A significant portion of management's net worth in Kingstone stock
  - CEO is company's largest shareholder
- Employee bonus plan tied directly to GAAP Combined Ratio
- Challenge was to become efficient low-cost provider while we grew our business

Agency Relationships: The Foundation of our success

- Exceptional relationships with P&C insurance distribution partners (350 + agencies)
- Consistency and dependability of service makes Kingstone an excellent alternative to larger carriers
- Focus on smaller sized agencies often disregarded by the majors due to size….Not by Kingstone!

Identifying New Opportunities For Growth: The Growth Kicker

- Kingstone has a proven ability to identify profitable opportunities in less crowded markets
- Paying particular attention to our "Boots on the Ground" – Agents helping to identify underserved niche markets in its core jurisdictions

Achievement of our financial goals should result in multiple expansion:
1) Organic premium growth: 20% 2) Margins: 20% 3) ROE: 15% to 20%.

Cultural Transformation – Mutual Culture Transformed into ROE/Growth Focus

In 2009, Kingstone management inherited a high fixed cost laden mutual culture. The following has helped Kingstone gain 400 basis points of margin in the past 5 years.

- **Digital Streamlining**: Moved to a fully digital approach
- **Shifted Employee Focus**: Bonus program focuses all employees on minimizing combined ratio
- **Jurisdictional Advantage**: Hudson Valley compensation costs are low relative to industry averages

Other Underwriting Expenses as a Ratio to Direct Written Premium



18.1%
15.9%
14.9%
14.0%
14.1%
2011
2012
2013
2014
2015

We are NOT done yet!

Leveraging Our Efficiency

- In applying a more efficient approach, Kingstone has nearly doubled its average written premium per employee. Premium growth rate far exceeds growth in employee count.

Year	Ending Headcount	Gross Premiums Written	Written Premium Per Employee
2009	38	26,966,000	710,000
2010	43	33,260,000	773,000
2011	49	40,746,000	832,000
2012	53	49,276,000	930,000
2013	55	60,495,000	1,100,000
2014	66	76,304,000	1,156,000
2015	69	91,045,000	1,319,000

Kingstone maintained outstanding profitability during this growth phase

Agency Relationships – The Life Blood of Kingstone

Smaller Agents Are Kingstone's core

- 100% of our business is generated via relationships with 350+ independent agents
- Most of our agents produce less than $1 million annually in commissions
- Kingstone treats its agents as customers: We listen : We learn: We react

We Shower The Agent With Attention

- Monitor and evaluate the volume, profitability, and quality of business
- Our senior executives are actively involved in managing our producer relationships
- Each producer is assigned two dedicated underwriters (personal lines and commercial lines)
- Close underwriter relationships builds trust; this is a key reason producers place their business with us
- Online application raters and inquiry systems have streamlined the process of placing business

Our Agents Appreciate Us: Since the 2009 transformation, we consistently rank among the top-rated carriers in agent surveys

Agent Selection & Relationship Building – Essential To Kingstone's Success

Differentiated from competition by the following approach:

1. Multiple product lines geared toward our producers' needs
2. Consistent market presence and rate levels
3. Transparent and uniform commission structure and profit sharing
4. Clear distribution focus and messaging: i.e. "Never Direct"
5. Producers with relevant product and market knowledge
6. Active and vitally important Producer Council

In our selection process, we evaluate many factors:

1. Reputation
2. Need for our products
3. Premium production potential
4. Loss history with other insurers
5. Product and market knowledge

Kingstone does NOT cut commissions, we cut unprofitable relationships.

Business Mix and By-Line Profitability

- Approximately 97% of all policies in Downstate New York (NYC / Long Island/Westchester)
- Primarily homeowners and dwelling coverages- over ¾ of total policies in force
- Actively writing coastal exposed risks, home and business
- The book is evolving and diversifying - Building commercial lines
- Artisan, BOP & SMP coverages - Critical mass by 12/31/17



Distribution of Inforce Policies
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2012
2013
2014
2015
Personal
Commercial
Commercial Auto



Policies Inforce 2015
3%
41%
56%
Long Island / Westchester
NYC
Upstate / PA

Kingstone's Core Profitability Exceptional, Focus on Risk Management

With a heavy weighting of homeowners insurance, Kingstone spends extensive time and resources managing its catastrophe risk while simultaneously growing its core business. As a result:

- **Core profitability is Excellent:** Including Sandy, our average combined ratio is 82.8% over past 5 years
- **Major Catastrophe Event Contained**: A Sandy-type event today costs Kingstone less than 10 points on its annual combined ratio.
- **Outperformed Peers** : Combined ratio hit from Hurricane Sandy was far less than peers – long term focus

Profit Margin Exclusive of Catastrophe Impacts



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2011
2012
2013
2014
2015
Reinstatement premiums to catastrophe reinsurers
Effect of catastrophes on ceding commission revenue
Net losses from catastrophes

Catastrophe Management: Not A Balance Sheet Event

Actual Sandy Direct Loss in 2012 of $18.0M would be equal to a $38.0M loss today



Dollar Impact of Sandy-Type Event on Pre-Tax Underwriting Results
6
5
4
3
2
1
0
$5.58M
$4.35M
Sandy Impact (Actual)
Impact Now
Ceding Commision Impact
Reinstatement Premium Impact
Net Loss Retention



Impact on Full Year Combined Ratio of Sandy-Type Event
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
27.9%
9.7%
Sandy Impact (Actual)
Impact Now*
Ceding Commision Impact
Reinstatement Premium Impact
Net Loss Retention

Through prudent use of reinsurance, we have reduced the earnings volatility related to catastrophes.

Who Is The Competition & How Do We Successfully Compete

- **Who is the competition? Examples include:**
  1. The Mutuals-New York Central, Utica and Security
  2. The Giants-Travelers, State Farm and Allstate
  3. The Monolines-Narragansett Bay, Ocean Harbor and U.S. Coastal

- **How do we compete against these companies?**
  1. Deeper, longer relationships with smaller agencies
  2. Consistent market – Not in and out like larger carries can be
  3. A responsive market – We listen to our agents
  4. Treat the agent like the customer – We provide outstanding service
  5. We emphasize personal service...NOT a black box
  6. In competing with the monoline homeowner carriers, Kingstone brings an AM Best Rating and multiple product lines

Kingstone's well earned reputation as a consistent, dependable market helps us stand out from our competitors.

We Hit 'Em Where They Ain't – The Kingstone Approach To Target Business

Kingstone's opportunities for growth come from the following sources:

- Feedback from agents regarding underserved markets, competitor changes and product upgrades
- Further leveraging relationships with its strongest agents (existing and additional/new lines)
- Filling the void caused by a market exit (partial or full) by larger carriers
- Identifying underserved lines of business
- New and smaller agents seeking a consistent direct market, a long term relationship and a commercial lines direct appointment
- Extending current lines to new jurisdictions

Sources of new agents/business opportunities include the following:

- Large carriers discontinue commitment to certain lines in certain jurisdictions
    - National carriers avoid coastal homeowners
    - The Hartford – Cut agencies due to forced restructuring efforts
    - The Travelers – Cut agencies because of size (too small) and cut commissions just because they can
    - Consolidation: Ace/Chubb combination will cause rationalization of businesses
    - Poor service from some smaller private equity backed competitors cause agents to seek out Kingstone

Kingstone – Conscientiously Addressing Business & Shareholder Risk

The Risks

- Small Cap – Under $100 million in market cap
- Catastrophe Exposure Implies volatility of results
- Business concentrated by line and geography
- Heavy reliance on agents
- Now rated by AM Best "B++ Good". Not yet rated "A".
- P&C market highly fragmented & competitive

AM BEST

The Foundation For Opportunity

- Strong, conservative balance sheet
- Another Superstorm Sandy sized event would result in just over one quarters worth of earnings or less than 10% of annual combined ratio (No longer a balance sheet event!)
- Plan in place to expand into contiguous states and bring diversified lines to smaller agencies
- We value agent input; we treat each agent fairly and consistently - one commission schedule, one profit sharing plan. Do not make one-off deals
- Agents supply preferred business to Kingstone, because of deep and trusting relationships. This enhances our retention Ratios
- Multi-line carrier competing against "one-trick ponies"
- Many of Kingstone's smaller and newer competitors do not and will not have an AM Best Rating. Kingstone's rating is now one notch below "A- Excellent"

Why Should I Own Kingstone?

- Our core strength is servicing smaller agents, which leads to a very profitable relationship for the agent and Kingstone
- Sustainable growth rate is 5x industry's average
- Sustainable ROE well above industry averages
- Conservative balance sheet and catastrophe exposure management
- Valuation does not reflect expected growth and returns

Achievement of our financial goals should result in multiple expansion:
1) Organic premium growth: 20% 2) U/W Margins: 20% 3) ROE: 15% to 20%.

Our History-KINS and Kingstone Insurance Company

- Originally an owner/franchisor of retail insurance agencies (fka DCAP Group)
- Acquired ownership of Commercial Mutual in 2009 upon its demutualization
- Sold distribution business-sole focus now as an underwriter

1886
Commercial Mutual Insurance Company (CMIC) formed; predecessor to Kingstone Insurance Company

2004
Kingstone (formerly DCAP Group, Inc.), largest chain of independent storefront insurance agencies in Northeast, listed on NASDAQ

2006
Kingstone purchased outstanding surplus notes at a cost of $3,075,000 and acquired control of CMIC

2009
CMIC demutualized and renamed Kingstone Insurance Company

Holding company name changed to Kingstone Companies, Inc.

2010
Received "B" rating from A.M. Best

2011
Obtained authority to write in Pennsylvania

A.M. Best rating upgraded to "B+" (Good)

Declared first quarterly dividend of $0.03 per share

2012
Increased quarterly dividend to $0.04 per share in August

2013
Public Offering of 3,450,000 shares at a price of $5.95 per share, Net proceeds of $18.8 million.

2014
Renegotiation of Reinsurance Treaties, reduced quota share on Personal Lines to 55% and eliminated quota share on Commercial Lines

2014
A.M. Best revises outlook to "positive" from "stable" and affirms financial strength rating of "B+"

2015
A.M. Best upgraded financial strength rating to B++ (Good) from B+ (Good)



KINGSTONE

Contact Us

For Additional Information

At The Company

Amanda Goldstein
Investor Relations Director
agoldstein@kingstonecompanies.com

Investor Relations

The Equity Group

Adam Prior
Senior Vice President
aprior@equityny.com